EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Michael E. Boxer, Executive Vice President and Chief Financial Officer of Mariner Health Care, Inc. (the “Company”), certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. section 1350, that:

(1)	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2004 (the “Report”) fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2004

/s/ Michael E. Boxer
Michael E. Boxer
Executive Vice President and
Chief Financial Officer (Principal
Financial Officer)